UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 1, 2022
Date of Report (date of earliest event reported)
________________________________________
Rover Group, Inc.
(Exact name of registrant as specified in its charter)
________________________________________

Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 (1)	ROVRW	The Nasdaq Stock Market LLC
(1) A Form 25 was filed with the Securities and Exchange Commission on January 12, 2022 to delist and deregister its Warrants. The delisting was effective 10 days after the filing of the Form 25. The deregistration of the Warrants under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 25. Pending effectiveness of the Form 25, the Warrants are no longer trading on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On March 7, 2022, Rover Group, Inc. (the “Company’) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, Tracy Knox, the Company’s Chief Financial Officer, indicated her intent to retire as Chief Financial Officer on September 1, 2022.

In connection with her planned retirement, the Company and Ms. Knox entered into an Employment and Transition Agreement (the “Transition Agreement”), dated as of March 4, 2022. Subject to earlier separation of her at-will employment, the Transition Agreement provides that Ms. Knox will continue to serve as the Company’s Chief Financial Officer through September 1, 2022 (the “Succession Date”) and will remain employed at-will as an advisor to the Company through December 31, 2022 (the “Planned Separation Date”). The Transition Agreement supersedes the prior employment arrangements with Ms. Knox. From the Succession Date through her separation from employment (the “Transition Period”), Ms. Knox will remain employed at her current full-time salary and benefits for purposes of assisting with the transition of her duties to a successor Chief Financial Officer.

If Ms. Knox remains employed through the Planned Separation Date, and only to the extent the Company pays discretionary bonuses to bonus-eligible employees in respect of fiscal year 2022, Ms. Knox will be entitled to the full bonus that would have been allocated to her had she remained employed through the date such bonuses are paid (but without any performance multipliers) (such discretionary bonus with respect to fiscal year 2022, whether the full bonus or prorated, the “Bonus Payment”); provided that any such Bonus Payment will be paid no later than March 15, 2023.

If the Company terminates Ms. Knox’s employment other than for Cause during the Transition Period, Ms. Knox will be entitled to the following (the “Severance”):

•Ms. Knox will be entitled to a lump sum severance payment equal to the portion of her annual salary that would have been payable for the remaining portion of the Transition Period; and
•To the extent the Company pays discretionary bonuses to bonus-eligible employees in respect of fiscal year 2022, Ms. Knox will be entitled to a portion of the bonus that would have been allocated to her had she remained employed through the date such bonuses are paid (but without any performance multipliers), prorated based on the number of days Ms. Knox was employed in fiscal year 2022; provided that any such bonus will be paid no later than March 15, 2023.

To receive the Severance or the Bonus Payment, Ms. Knox must sign and not revoke a release of claims in favor of the Company.

If, prior to the Planned Separation Date, Ms. Knox resigns or the Company terminates her employment for Cause, she will not be entitled to the Severance or the Bonus Payment.

Ms. Knox will vest in her outstanding equity awards through the date of her separation from employment, which equity awards will continue to be governed by the terms and conditions of the applicable equity incentive plans and award agreements, including any accelerated vesting provisions therein.

The foregoing description of the Transition Agreement is qualified in its entirety by the full text of the Transition Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release announcing this management change, along with the identification of Ms. Knox’s successor as disclosed under Item 8.01 of this Form 8-K, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 7, 2022, the Company announced that its Board, as part of its Chief Financial Officer succession planning, has identified Charlie Wickers, the Company’s current Vice President of Finance, as successor Chief Financial Officer effective on the Succession Date. Mr. Wickers, 36, has served as Vice President of Finance of the Company since July 30, 2021 and of A Place for Rover, Inc., the Company’s wholly owned subsidiary, since September 2019, and served as the Head of Financial Planning and Analysis (“FP&A”) from May 2017 to September 2019. Prior to joining the Company, Mr. Wickers served as Director of FP&A at Ivanti, Inc., an IT software company, from May 2014 to April 2017. Mr. Wickers brings over 16 years of technology company experience in financial operations, financial planning and analysis and business analytics. In his tenure at the Company, Mr. Wickers has led FP&A and strategic finance, and has been part of the executive leadership team. Mr. Wickers serves as a leading member of the Company’s investor relations team including involvement in roadshows, conferences, and earnings communications.

There are no family relationships among Mr. Wickers and any of the executive officers or directors of the Company. There are no transactions with Mr. Wickers required to be reported pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Wickers and any person, including any officer or director of the Company, pursuant to which Mr. Wickers was identified to serve as Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Separation Agreement, dated March 4, 2022, by and between Rover Group, Inc. and Tracy Knox.
99.1	Press Release, dated March 7, 2022, announcing fourth quarter and full year financial results.
99.2	Press Release, dated March 7, 2022, announcing CFO succession.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: March 7, 2022	By:	/s/ Tracy Knox
Tracy Knox
Chief Financial Officer